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                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN A PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                the Securities Exchange Act of 1934, as amended.

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                               Logic Works, Inc.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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/ / Fee paid previously with preliminary materials.

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/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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                         (Form of Proxy)
                         LOGIC WORKS, INC.
        PROXY FOR ANNUAL MEETING OF STOCKHOLDERS - MAY 7, 1997
   (This Proxy is solicited by the Board of Directors of the Company)

The undersigned stockholder of Logic Works, Inc. hereby appoints Benjamin C. Cohen and Gregory A. Peters and each of them, with full power of substitution, proxies to vote the shares of stock which the undersigned could vote if personally present at the Annual Meeting of Stockholders of Logic Works, Inc. to be held at The Princeton Marriott Forrestal Village, 201 Village Boulevard, Princeton, NJ 08540 on May 7, 1997 at 9:00 a.m. (eastern daylight time).

1.   ELECTION OF DIRECTORS (for terms as described in the Proxy Statement)

 /   /  FOR nominees below                     /   /  WITHHOLD AUTHORITY
        (except as marked to the contrary)            to vote for nominees below

     NOMINEES:
     Charles Federman
     Paul E. Blondin

     INSTRUCTION: To withhold authority to vote for an individual nominee, write the nominee's name on the space provided below.

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2.   RATIFICATION OF ACCOUNTANTS

 /   /  FOR            /   /  AGAINST             /   /  ABSTAIN WITH RESPECT TO

     proposal to ratify the selection of Ernst & Young LLP, independent public accountants, as auditors of the Company as described in the Proxy Statement.


3.   AMENDMENT TO THE 1995 STOCK OPTION/STOCK ISSUANCE PLAN

 /   /  FOR            /   /  AGAINST             /   /  ABSTAIN WITH RESPECT TO

     proposal to approve the amendment to the 1995 Stock Option/Stock Issuance Plan as described in the Proxy Statement.


4. IN THEIR DISCRETION UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING

     UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE PERSONS NOMINATED BY MANAGEMENT AS DIRECTORS AND FOR PROPOSAL 2 AND PROPOSAL 3.

     Please date and sign exactly as your name appears on the envelope in which this material was mailed. If shares are held jointly, each stockholder should sign. Executors, administrators, trustees, etc. should use full title and, if more than one, all should sign. If the stockholder is a corporation, please sign full corporate name by an authorized officer. If the stockholder is a partnership, please sign full partnership name by an authorized person.


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                                               Signature(s) of Stockholder

Dated:
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